Exhibit 99.2

PRESS RELEASE

VCG Holding Corp (ticker: PTT, exchange: AMEX) News Release

September 27, 2004

VCG Holding Corp Retains Westminster Securities as Financial Advisor

DENVER—(BUSINESS WIRE)—September 27, 2004—VCG Holding Corp. (AMEX: PTT),

VCG Holding Corp. (VCG), a nationwide owner/operator of adult nightclubs, announced today that it has engaged Westminster Securities Corporation to provide corporate finance advisory and investment banking services. The term of the exclusive engagement is two years and may be extended by the mutual agreement of the parties. Troy Lowrie, VCG’s Chief Executive Officer, commented: “We are delighted that Westminster Securities has been engaged as our financial advisor. Westminster has a long track record of working with emerging growth companies and will assist us in devising capital market strategies to create sustainable, long term shareholder value.”

About VCG Holding Corp.

VCG is an owner, operator and consolidator of upscale adult nightclubs throughout the United States. The company currently owns six adult nightclubs, of which one is under construction, and operates nine more clubs on management agreements, located in Indianapolis, Memphis, St. Louis, Denver, Phoenix, Louisville, and Honolulu.

About Westminster Securities Corporation

Westminster Securities Corporation is a full service brokerage firm operating in five principal areas: Investment Banking, Research, Retail & Institutional Account Management, Execution Services and Clearing and Operations. Founded in 1971, Westminster is a member of the New York Stock Exchange, National Association of Securities Dealers, and the Securities Investor Protection Corporation. They are headquartered at 100 Wall St., New York with branch offices in Atlanta, Cyprus, Miami, Shanghai, St. Louis, and Toronto.

Forward-looking statements

Statements contained in this press release concerning future results, performance or expectations are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as assumptions on which such statements are based. All forward-looking statements in this press release are based upon information available to the Company on the date of this press release. Forward-looking statements involve a number of risks and uncertainties, and other factors, that could cause actual results, performance or developments to differ materially from those expressed or implied by those forward-looking statements including the following: failure of facts to conform to necessary management estimates and assumptions; the Company’s ability to identify and secure suitable locations for new nightclubs on acceptable terms, open the anticipated number of new nightclubs on time and within budget, achieve anticipated rates of same-store sales, hire and train additional nightclub personnel and integrate new nightclubs into its operations; the continued implementation of the Company’s business discipline over a large nightclub base; unexpected increases in cost of sales or employee, pre-opening or other expenses; the economic conditions in the new markets into which the Company expands and possible uncertainties in the customer base in these areas; fluctuations in quarterly operating results; seasonality; changes in customer spending patterns; the impact of any negative publicity or public attitudes; competitive pressures from other national and regional nightclub chains; business conditions, such as inflation or a recession, or other negative effect on nightclub patterns, or some other negative effect on the economy, in general, including (without limitation) war, insurrection and/or terrorist attacks on United States soil; growth in the nightclub industry and the general economy; changes in monetary and fiscal policies, laws and regulations; and other risks identified from time to time in the Company’s SEC reports, including the annual report on Form 10-K for 2003 and its current reports on Form 8-K, registration statements, press releases and other communications. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

Contact:

Troy H. Lowrie, CEO

Micheal Ocello, President

Donald W Prosser, CFO

VCG Holding Corporation

390 Union Blvd, Suite 540

Lakewood, Colorado 80228

Telephone	303.934.2424
Facsimile	303-922.0746
Email:	tlowrie@vcgh.com
dprosser@vcgh.com
mocello@vcgh.com